UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21380

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

Donald F. Crumrine

Flaherty & Crumrine Incorporated

301 E. Colorado Boulevard, Suite 720

Pasadena, CA 91101

(Name and address of agent for service)

registrant’s telephone number, including area code: 626-795-7300

Date of fiscal year end: November 30

Date of reporting period: May 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND

To the Shareholders of Flaherty & Crumrine/Claymore Total Return Fund:

Total return on net asset value1 was +2.6% during the second fiscal quarter of 20122. In combination with strong performance in the prior quarter, total return for the first half of fiscal 2012 was +13.9%. The following table highlights investment performance of the Fund along with other performance measures of interest to investors.

TOTAL RETURN ON NET ASSET VALUE

FOR PERIODS ENDED MAY 31, 2012

	Actual Returns			Average Annualized Returns

	Three Months	Six Months	One Year	Three Years	Five Years	Life of Fund(1)
Flaherty & Crumrine/Claymore Total Return Fund	2.6%	13.9%	9.7%	33.4%	7.1%	6.8%
Barclays Capital U.S. Aggregate Index(2)	1.5%	3.5%	7.1%	7.1%	6.7%	5.6%
S&P 500 Index(3)	-3.5%	6.2%	-0.4%	14.9%	-0.9%	5.3%

(1)	Since inception on August 26, 2003.
(2)	The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market. Unless otherwise noted, index returns reflect the reinvestment of dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. This index was formerly known as the Lehman Brothers U.S. Aggregate Index.
(3)	The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

Total return based on market price of Fund shares during the second quarter was +0.2% as the premium over NAV declined. For the six-month period total return on market price was +10.4%. We know price changes in Fund shares are important, but we encourage shareholders with a long-term investment horizon to focus more on net asset value performance.

Conditions in the preferred market remain positive as evidenced by strong demand for several new issues. In one of the most active periods in recent memory, more than $15 billion of new preferred capital has been raised since early March. A portion of the proceeds was used to redeem older, more expensive issues, so some investors are scrambling to replace lost income; beyond reinvesting, investors have increasingly turned to preferred securities as many competing investments offer lower yields and often greater volatility.

[1]	Following the methodology required by the SEC, total return assumes dividend reinvestment and includes income and principal change, plus the impact of the Fund’s leverage and expenses.
[2]	March 1, 2012 through May 31, 2012.

Economic conditions in the U.S. have softened recently, but we continue to expect moderate growth. We are more concerned about developments in Europe, although we still expect the European Monetary Union to muddle through what is likely to be a prolonged crisis. No one doubted the path to global recovery would be bumpy, but the potholes seem bigger and more numerous than expected.

On June 7th, after much delay, the Federal Reserve proposed detailed new bank capital requirements as mandated by the 2010 Dodd-Frank Act. The proposed rules are intended to ensure banks maintain strong capital and are thus able to continue lending during severe economic downturns. Among many other effects, the new rules should gradually cause a shift in the type of preferred securities issued by banks and certain finance companies from trust preferred securities to traditional preferred stock. Under current market conditions, this shift is likely to put downward pressure on the Fund’s investment income. We encourage you to read a more detailed discussion in the section below.

In April, shareholders approved changes to rules regarding the Fund’s investments in certain industries. In the weeks since, we have shifted a portion of the investment portfolio out of utilities and into financials. The move is more fine-tuning than a major strategic change, but we believe it will serve the Fund well as we go forward.

From time to time we are asked why we do or do not own a particular security; recently there have been a few questions about the Fund’s exposure to European credits. As set forth in one of the discussion topics that follow, we believe the risks presented by these positions are manageable and consistent with the risk-tolerance of the Fund. As a reminder, the essence of our work is to study risk and assess value. We have no aversion to risk but we despise surprises. Our team is a skeptical bunch and we spend a lot of time thinking about what can go wrong. With an in-depth understanding of each credit and individual security we can evaluate price relative to risks and assemble a portfolio to meet the Fund’s primary objective of high current income and secondary objective of capital appreciation.

These topics and others are discussed in greater detail in the following discussion topics. As always, we encourage you to visit the Fund’s website www.fcclaymore.com for a more in-depth discussion of conditions in both preferred markets and the broader economy.

Sincerely,

Donald F. Crumrine Chairman	Robert M. Ettinger President

June 29, 2012

DISCUSSION TOPICS

The Fund’s Portfolio Results and Components of Total Return on NAV

The table below reflects performance over the recent six months of each element comprising total return for the Fund, namely: (a) investing in a portfolio of securities; (b) possibly hedging that portfolio of securities against significant increases in long-term interest rates, although no interest rate hedge was in place during this period; and (c) utilizing leverage to enhance returns to shareholders. Next, we compute the impact of the Fund’s operating expenses. All of the parts are summed to determine total return on NAV.

Components of FLC’s Total Return on NAV

for the Six Months Ended May 31, 2012

Six Months*
Total Return on Unleveraged Securities Portfolio (including principal change and income)		+9.7%
Return from Interest Rate Hedging Strategy		N/A
Impact of Leverage (including leverage expense)		+4.9%
Expenses (excluding leverage expense)		-0.7%
* Actual, not annualized.	Total Return on NAV	+13.9%

For comparison, the following table displays returns over the same time period on four indices compiled by Bank of America Merrill Lynch, reflecting various segments of the preferred market. In addition, we have included a composite of these four indices weighted by the size of each segment. In our view, this composite represents a broad measure of the entire preferred market. Because the index returns exclude all expenses and the impact of leverage, they compare most directly to the top line in the Fund’s performance table.

Total Returns of Bank of America Merrill Lynch Preferred Securities Indices*

for the Six Months Ended May 31, 2012

Six Months
BofA Merrill Lynch 8% Capped DRD Preferred Stock IndexSM	+6.5%
BofA Merrill Lynch 8% Capped Hybrid Preferred Securities IndexSM	+7.3%
BofA Merrill Lynch 8% Capped Corporate U.S. Capital Securities IndexSM	+8.5%
BofA Merrill Lynch Adjustable Preferred Stock, 7% Constrained IndexSM	+11.2%
Composite Preferred Market Benchmark Index	+7.9%

*

The Bank of America Merrill Lynch 8% Capped DRD Preferred Stock IndexSM (P8D0) includes investment grade preferred securities issued by both corporations and government agencies that qualify for the corporate dividend received deduction with issuer concentration capped at a maximum of 8%. The Bank of America Merrill Lynch 8% Capped Hybrid Preferred Securities IndexSM (P8HO) includes taxable, fixed-rate, U.S. dollar-denominated investment-grade, preferred securities listed on a U.S. exchange with issuer concentration capped at 8%. The Bank of America Merrill Lynch 8% Capped Corporate U.S. Capital Securities IndexSM (C8CT) includes investment grade fixed rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators with issuer concentration capped at a maximum of 8%. The Bank of America Merrill Lynch Adjustable Preferred Stock, 7% Constrained IndexSM (P0AC) includes adjustable rate preferred securities issued by U.S. corporations and government agencies with issuer concentration capped at a maximum of 7%. The Composite Preferred Market Benchmark Index is calculated by Bank of America Merrill Lynch and weights the above four indices according to each index’s daily market value. All index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

Although total return on the Fund’s unleveraged securities portfolio performed very satisfactorily compared with the Bank of America Merrill Lynch preferred indices, its NAV net of the impact of expenses and leverage (the bottom line on the Fund performance table) performed even better over the period.

Total Return on Market Price of Fund Shares

While our focus is primarily on managing the Fund’s investment portfolio, our shareholders’ actual return is comprised of the Fund’s monthly dividend payments plus changes in its market price. During the six-month period ending May 31, 2012, total return on market price of Fund shares was +10.4%.

In a perfect world, market price of Fund shares would closely track the Fund’s net asset value. As can be seen from the graph below, over the life of the Fund this often has not been the case. We can only speculate about why the relationship between market price and NAV isn’t stronger.

As preferred market participants we tend to focus primarily on staid fixed-income markets; we are less impacted by the vicissitudes of equity markets. It is clear, however, the price of Fund shares can move dramatically when there is volatility in stock prices.

Based on a closing price of $19.43 on June 29th, the current annualized yield on market price of Fund shares (assuming the current monthly distribution of $0.1395 does not change) is 8.62%. In our opinion, this distribution rate measures up favorably with most comparable investment opportunities.

Preferred Market Conditions

Conditions in the market for preferred securities are mostly positive, benefitting from ongoing improvement in credit quality and favorable technical factors. At the same time, all investors must battle the headwinds of slow economic growth in the U.S. and the European economic crisis. At present, there are two notable trends which for a long time to come will have a marked impact on the universe of preferred securities.

The first trend, refinancing, has been in motion for several years. Numerous issuers have taken advantage of the current low interest-rate environment to redeem outstanding preferred securities, replacing them with less expensive new issues. Of course, for investors the impact is a decline in investment income.

The decision by an issuer to refinance a callable security is straightforward—the company compares the all-in cost of a new issue to the cost of outstanding issues, and, if the savings are sufficient, redeems and refunds the outstanding securities. Recently, the threshold for savings appears to have fallen as issuers scramble to reduce borrowing costs wherever possible. In the past, as a general rule, issuers would refinance when the coupon-rate difference was 1% or more. For some issuers, the required margin has dropped in half. We estimate over the past year, $13 billion of U.S. bank preferred securities with a weighted average coupon of 7.16% have been replaced with a weighted average coupon of 6.37%.

The second important trend, par redemptions of bank trust preferred securities, has been anticipated since the Dodd-Frank Act was passed in 2010, but has picked up momentum recently. The legislation required the Federal Reserve to issue new guidelines for bank capital requirements, defining both acceptable structures and minimum amounts (discussed further below). The release of these proposed rules on June 7th triggered a special provision written into many trust preferred securities allowing the issuer to redeem the security at par. (Absent this provision, many of these issues could not be called for several years.)

Since the release, 10 issuers have redeemed or announced redemptions of over $24 billion of trust preferred securities. Very little of the redeemed issues have been replaced with new securities. As a result, investors are scrambling to find suitable reinvestment opportunities. Banks have roughly $67 billion remaining in trust preferred securities and we expect much of this to be redeemed between now and early January.

Over time, we expect banks to replace most outstanding trust preferred securities with traditional preferred stock. However, the substitution of preferred stock for trust preferred will be neither dollar-for-dollar nor simultaneous. While some banks may replace called trust preferred quickly, many banks are shrinking their balance sheets and have plenty of common equity capital. Those banks may take their time to issue new preferred stock. This may create some dislocations in the preferred market, and it certainly will make reinvesting proceeds from called securities challenging.

Beyond those longer-term trends, market participants are assessing events unfolding in Europe. Preferred securities issued by European companies, primarily banks and insurance companies, exceed $97 billion. As discussed as a separate topic below, the European financial crisis, which began in sovereign debt markets, has now spread to all markets and has precipitated a recession across most of the continent. Investors concerned about the impact on credit quality have either taken their money out of the region or moved into the highest quality issuers. While we expect Europe to muddle through and hold together as a monetary union, it is likely to be a prolonged crisis that will inject volatility into preferred securities’ returns.

Analysis of Proposed Bank Capital Guidelines

On June 7, 2012, the Federal Reserve released its long-awaited proposed rules on bank capital requirements and calculating risk-weighted assets. Although these proposals are not yet final—that will happen after a public comment period and final vote by regulators—they answer many questions investors in preferred securities have been asking since the passage of Dodd-Frank nearly two years ago.

First, if the proposed rules are adopted, banks will be allowed to count non-cumulative perpetual preferred stock as Tier 1 capital. Income from this traditional preferred stock qualifies for the inter-corporate dividends received deduction (DRD) for corporations and is qualified dividend income to individuals. In addition, most trust preferred securities will begin losing Tier 1 capital treatment in 2013, with full phase-out in 2016. Trust preferred securities that no longer qualify as Tier 1 capital generally will continue to count as Tier 2 capital without limit.

Second, banks will be required to hold substantially more common equity capital under the new capital rules, which closely follow the Basel 3 framework we have discussed in the past. When fully phased-in, the new rules will require at least 9.5% common equity to risk-weighted assets for a large bank to avoid restrictions on dividend and bonus payments. This compares to the current regulatory minimum of just 2.5% common equity (although common equity capital at most banks is well above that minimum requirement). In addition, there are more deductions from the regulatory definition of common equity for certain forms of capital, which will further increase the amount of common equity capital that banks will need to hold.

Finally, although the proposed rules on risk-weighted assets are quite complex, they generally increase the risk weights applied to assets on bank balance sheets. This means that both the numerator (capital requirement) and denominator (risk-weighted assets) for bank capital calculations will increase. When the dust settles, we expect that large banks will carry roughly double the amount of common-equity capital than they did prior to the financial crisis for a given set of risky assets, adding substantially to the capital cushion beneath preferred securities. From a credit standpoint, however, the new rules are good news for investors in preferred securities and ensure that present healthy levels of bank capital only get healthier.

Risks Related to European Financial Crisis

Conditions in the Eurozone have deteriorated over the past several months as markets have again begun to question leaders’ resolve in solving the sovereign debt crisis. The root of the problem is that Europe’s desire for expansive (and expensive) government services is at odds with many member countries’ ability to afford them. Economic reality eventually will win out, but populist policies may delay reforms and increase economic risk in Europe and elsewhere. Most European economies are now in recession, and market sentiment has weakened considerably. Fiscal austerity will keep peripheral countries (Greece, Ireland, Italy, Portugal, and Spain) in moderate to severe recessions through the balance of 2012 and into 2013.

Longer-term growth in Europe will depend upon both budget discipline (to defuse the sovereign debt crisis) and structural reforms (to raise potential growth, reduce unemployment, and increase the tax base). Although they have more work to do, the peripheral countries have made significant—and painful—progress toward those goals.

Importantly, European policy makers have made stability of the banking system a clear priority. Banks are being required to meet stricter capital requirements by the end of June, and virtually all major European banks are in compliance with those requirements. The mostly smaller banks that are unable to meet capital requirements will receive state aid. The European Central Bank has provided ample liquidity to European banks, including roughly €1 trillion of 3-year term loans—with the possibility of more if banks need it. These steps have helped stabilize the banking system, which has helped European preferred securities’ prices. Deposit flight from the periphery to core EMU banks remains a risk, however, as permanent firewalls have yet to be erected to contain it.

Despite worsening of the crisis in recent months, we think Europe will muddle through and stay together as a currency union. Faced with walking off a cliff or taking a responsible (albeit difficult) path, we think political leaders will choose responsibly. The Fund’s investments in European preferreds earn attractive yields and are concentrated in what we believe are the strongest issuers in the region. We recognize, however, that the politics and economics in Europe are difficult to read, and we expect continued volatility ahead.

Monthly Distributions to Fund Shareholders

The Fund makes monthly distributions of income to shareholders consistent with its primary objective of providing high current income. The Fund earns its income by investing its assets in income-producing securities and by employing leverage to borrow additional money and invest the proceeds in more income-producing securities.

As we have mentioned in recent communications, conditions have been nearly ideal in the last couple of years for the Fund’s income strategy, and shareholders have benefited in the form of high current income.

The use of leverage continues to be very positive for both income and total return. Given the sluggish economic picture and outlook from the Federal Reserve, it does not appear that short-term interest rates are headed higher in the near term. Of course, that could change and it is important for shareholders to understand that the Fund has not hedged any of this exposure and higher short-term interest rates would have a negative impact on income available for distribution.

As discussed in a separate topic above, the Federal Reserve has proposed new bank capital rules, providing issuers an opportunity to redeem bank trust preferred securities ahead of their normal call schedule. Several have already done so, and we expect this trend to continue as banks have the opportunity to redeem securities with relatively high coupons in an environment where they are struggling to produce income of their own.

While we intentionally stayed ahead of redemptions in many instances, the Fund does have holdings in bank trust preferred securities that will be redeemed in the near future (approximately 13.6% of its total net assets as of May 31, 2012) and which have a weighted average current yield of approximately 8.12% as of May 31, 2012. Those proceeds will have to be reinvested at lower rates on average—how much lower will depend on a number of factors. New issue preferred securities in the last couple of months have been coming at yields in the range of 5.75-6.70%. We have also found a number of opportunities to reinvest in the secondary market at rates in the range of 7.00-8.00%—much closer to the coupons we will lose on bank trust preferred securities (which range from 6.75-8.25%).

All these factors will take time to develop, so we do not expect any immediate changes to the Fund’s distribution rate. However we are realistic that the Fund is not immune to the pressures that exist in an environment where the 10-year U.S. Treasury security is yielding 1.60%. While the distribution rate may be lower at some point in the future, we believe preferred securities offer attractive total return potential and the Fund will continue to offer a competitive distribution rate.

Changes to Fund Industry Concentration Policy

On April 19th, the Fund’s shareholders approved a change in its concentration policy so that it will invest at least 25% of its total assets in the financials sector under normal market conditions. Formerly, the Fund invested at least 25% of its total assets in the utilities industry under normal market conditions and at least 25% of its total assets in the banking industry. The change was recommended because utility issues now comprise a much smaller part of the preferred universe, and financials a much larger part, and the old rules could start to pinch if this trend continues (as we expect).

The new concentration policy requires the Fund to invest, under normal market conditions, at least 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokers and real estate investment trust (REIT) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries.

The Fund now has flexibility to go above or below 25% in any one type of company in the financials sector as long as at least 25% of its total assets is invested in the financials sector in aggregate. For example, the Fund could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its total assets invested in the financials sector.

The following describes risks associated with investing in the financials sector. As noted above, the Fund already is subject to these risks because of its current large position in preferred securities of various types of financial services companies.

Because the Fund will invest at least 25% of its total assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. To the extent that the Fund invests 25% or more of its total assets in any of the industries that comprise the financials sector, it may be more exposed to the particular risks associated with that industry.

U.S. and foreign laws and regulations require banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves. A bank’s failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt and preferred securities, and limitations on growth. Bank regulators have broad authority in these instances and can ultimately impose sanctions, such as imposing resolution authority, conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders’ equity. Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company’s cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends or ultimately to redeem its securities (as they mature).

Similarly, U.S. and foreign laws and regulations require insurance companies to maintain minimum levels of capital and liquidity. An insurance company’s failure to maintain these capital ratios may also trigger dividend restrictions, suspensions on payments of subordinated debt, and limitations on growth. Insurance regulators (at the state-level in the United States) have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying insurance companies even when these companies continue to be solvent, thereby possibly resulting in the elimination of shareholders’ equity. In addition, insurance regulators have extensive authority in some categories of insurance of approving premium levels and setting required levels of underwriting.

Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either market. These companies also are subject to the regulatory environment and changes in regulations, pricing pressure, availability of funds to borrow and interest rates.

Investments in real estate investment trusts (“REITs”) expose the Fund to risks similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of underlying real estate, the quality of property management, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and real estate regulatory environment. Investments in REITs are also affected by general economic conditions.

Governmental fiscal and monetary policies and general economic and political conditions can affect availability and cost of funds to companies in the financials sector, loan demand and asset quality and thereby impact the earnings and financial condition of those companies. In addition, enactment of new legislation and regulation, as well as changes in interpretation and enforcement of existing laws and regulations, may directly affect the manner of operations and profitability of participants in the financials sector. Downturns in a national, regional or local economy or in the general business cycle or depressed conditions in an industry, for example, may adversely affect the quality or volume of a bank’s loan portfolio or an insurance company’s investment portfolio, particularly if the portfolio is concentrated in the affected region, industry or market sector. From time to time, general economic conditions have adversely affected financial institutions’ energy, agricultural, commercial and/or residential real estate, less-developed country, venture capital, technology, telecommunications, and highly-leveraged loan portfolios.

Since September 2008, the financials sector experienced unprecedented turbulence. The U.S. economy’s recession, led by the downturn in the housing industry, adversely affected the quality of most financial services companies’ loan and securities portfolios. In response, U.S. and foreign governments and rating agencies are requiring banks to maintain higher quality and levels of capital.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

PORTFOLIO OVERVIEW

May 31, 2012 (Unaudited)

Fund Statistics

Net Asset Value	$18.51

Market Price	$19.03

Premium	2.81%

Yield on Market Price	8.80%

Common Stock Shares Outstanding	9,853,569

Moody’s Ratings	% of Net Assets†

A	7.1%

BBB	66.1%

BB	20.5%

Below “BB”	2.2%

Not Rated*	2.1%

Below Investment Grade**	13.7%

*	Does not include net other assets and liabilities of 2.0%
**	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

Liberty Mutual Group	5.4%

Banco Santander, S.A.	4.1%

MetLife	4.0%

Capital One Financial	3.9%

Bank of America	3.2%

Unum Group	2.9%

Georgia Power	2.9%

Goldman Sachs Group	2.9%

Enbridge Energy Partners	2.8%

HSBC PLC	2.8%

% of Net Assets***†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	34%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	21%

***	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.

†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS

May 31, 2012 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 86.4%
	Banking — 34.1%
	Astoria Financial:
$4,850,000	Astoria Capital Trust I, 9.75% 11/01/29, Series B	$5,043,224	(1)(2)
	Banco Bilbao Vizcaya Argentaria, S.A.:
$2,050,000	BBVA International Preferred, 5.919%	1,314,347	**(1)(2)(3)
	Banco Santander, S.A.:
439,755	Banco Santander, 10.50% Pfd., Series 10	11,172,547	**(1)(3)
	Bank of America:
92,444	Bank of America Corporation, 8.625% Pfd.	2,339,989	*
$975,000	BankAmerica Capital II, 8.00% 12/15/26	982,313
$1,000,000	BankAmerica Institutional, Series A, 8.07% 12/31/26, 144A****	1,010,000
25,000	Countrywide Capital V, 7.00% Pfd. 11/01/36	593,750
$500,000	Fleet Capital Trust II, 7.92% 12/11/26	505,000
$965,000	MBNA Capital, 8.278% 12/01/26, Series A	975,856
$2,325,000	NB Capital Trust IV, 8.25% 04/15/27	2,347,553
	Barclays Bank PLC:
$3,600,000	Barclays Bank PLC, 6.278%	2,734,877	**(1)(3)
8,800	Barclays Bank PLC, 7.75% Pfd., Series 4	218,504	**(3)
120,000	Barclays Bank PLC, 8.125% Pfd., Series 5	3,019,200	**(1)(3)
	BNP Paribas:
$3,000,000	BNP Paribas, 7.195%, 144A****	2,467,500	**(1)(3)
	Capital One Financial:
$8,250,000	Capital One Capital III, 7.686% 08/15/36	8,363,438	(1)(2)
$500,000	Capital One Capital V, 10.25% 08/15/39	520,000	(1)
$1,643,000	Capital One Capital VI, 8.875% 05/15/40	1,683,681	(1)(2)
	Citigroup:
23,050	Citigroup Capital XII, 8.50% Pfd. 03/30/40	597,744
83,300	Citigroup Capital XIII, 7.875% Pfd. 10/30/40	2,214,322	(1)(2)
	Colonial BancGroup:
$10,000,000	Colonial BancGroup, 7.114%, 144A****	20,000	(4)(5)††
	FBOP Corp:
7,000	FBOP Corporation, Adj. Rate Pfd., 144A****	3,500	*(4)(5)†
	Fifth Third Bancorp:
$2,150,000	Fifth Third Capital Trust IV, 6.50% 04/15/37	2,117,750	(1)(2)
13,150	Fifth Third Capital Trust V, 7.25% Pfd. 08/15/67	332,695
133,051	Fifth Third Capital Trust VI, 7.25% Pfd. 11/15/67	3,384,485	(1)(2)
	First Horizon:
3,900	First Tennessee Bank, Adj. Rate Pfd., 3.75%(6), 144A****	2,647,125	*
3	FT Real Estate Securities Company, 9.50% Pfd., 144A****	2,970,000

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2012 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	First Niagara Financial Group:
138,000	First Niagara Financial Group, Inc., 8.625% Pfd.	$3,771,885	*
	Goldman Sachs Group:
$1,315,000	Goldman Sachs, Capital I, 6.345% 02/15/34	1,206,857	(1)(2)
$881,000	Goldman Sachs, Capital II, 5.793%	585,865	(1)(2)
	HSBC PLC:
172,000	HSBC Holdings PLC, 8.00% Pfd., Series 2	4,633,250	**(1)(3)
$200,000	HSBC USA Capital Trust I, 7.808% 12/15/26, 144A****	201,500
$1,000,000	HSBC USA Capital Trust II, 8.38% 05/15/27, 144A****	1,000,728	(1)(2)
23,615	HSBC USA, Inc., 6.50% Pfd., Series H	602,922	*(1)
	ING Groep NV:
28,700	ING Groep NV, 7.05% Pfd.	607,077	**(3)
12,475	ING Groep NV, 7.375% Pfd.	280,064	**(3)
	JPMorgan Chase:
$505,000	JPMorgan Chase Capital XVIII, 6.95% 08/17/36, Series R	511,313	(1)
	KeyCorp:
22,211	Keycorp Capital X, 8.00% Pfd. 03/15/68	573,266	(1)
	Lloyds Banking Group PLC:
$1,000,000	Lloyds Banking Group PLC, 6.657%, 144A****	595,000	**(3)
	PNC Financial Services:
$1,676,000	National City Preferred Capital Trust I, 12.00%	1,761,203
30,000	PNC Financial Services, 6.125% Pfd., Series P	756,975	*
39,995	PNC Financial Services, 9.875% Pfd., Series L	1,056,768	*(1)
$1,000,000	PNC Preferred Funding Trust III, 8.70%, 144A****	1,024,988	(1)(2)
3,000	Sovereign Bancorp: Sovereign REIT, 12.00% Pfd., Series A, 144A****	3,230,172
8,100	SunTrust Banks: SunTrust Capital IX, 7.875% Pfd. 03/15/68	206,804
$2,800,000	Webster Financial: Webster Capital Trust IV, 7.65% 06/15/37	2,843,252
	Wells Fargo:
$600,000	First Union Capital II, 7.95% 11/15/29	667,076	(1)
2,715	Wells Fargo & Company, 7.50% Pfd., Series L	3,000,754	*(1)
50,000	Wells Fargo & Company, 8.00% Pfd., Series J	1,466,118	*
	Zions Bancorporation:
125,000	Zions Bancorporation, 7.90% Pfd., Series F	3,285,000	*

		93,448,237

	Financial Services — 1.9%
	Ameriprise Financial:
$250,000	Ameriprise Financial, Inc., 7.518% 06/01/66	265,770
	Charles Schwab:
$400,000	Charles Schwab Corporation, 7.00%	428,740	*

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2012 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Financial Services — (Continued)
	Credit Suisse Group:
$1,300,000	Claudius, Ltd. - Credit Suisse AG, 7.875%, Series B	$1,293,500	(3)
	Gulf Stream-Compass CLO:
$3,000,000	Gulf Stream-Compass CLO 2005 Composite Notes, 144A****	2,095,380	(4)(5)
	HSBC PLC:
45,011	HSBC Finance Corporation, 6.36% Pfd., Series B	1,106,933	*

		5,190,323

	Insurance — 21.8%
	Ace Ltd.:
$1,550,000	Ace Capital Trust II, 9.70% 04/01/30	2,159,046	(1)(2)(3)
	Aon Corporation:
$1,775,000	AON Corp, 8.205% 01/01/27	2,131,496	(1)
	Arch Capital Group:
28,312	Arch Capital Group, Ltd., 6.75% Pfd., Series C	734,343	**(3)
	AXA SA:
$1,316,000	AXA SA, 6.379%, 144A****	1,026,480	**(1)(2)(3)
	Axis Capital:
271,100	Axis Capital Holdings, 6.875% Pfd., Series C	7,027,590	**(1)(3)
	Delphi Financial:
160,000	Delphi Financial Group, 7.376% Pfd. 05/15/37	4,015,008	(1)(2)
	Everest Re Group:
$5,760,000	Everest Re Holdings, 6.60% 05/15/37	5,443,200	(1)(2)
	Liberty Mutual Group:
$8,300,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	11,537,000	(1)
	MetLife:
$1,240,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	1,364,000	(1)
$5,335,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	6,375,325	(1)(2)
$2,250,000	MetLife, Inc., 10.75% 08/01/39	3,093,750	(1)(2)
	Principal Financial:
12,000	Principal Financial Group, 5.563% Pfd., Series A	1,144,500	*
68,867	Principal Financial Group, 6.518% Pfd., Series B	1,812,063	*(1)
	StanCorp Financial Group:
$2,060,000	StanCorp Financial Group, 6.90% 06/01/67	1,938,975	(1)
	The Travelers Companies:
$3,615,000	USF&G Capital, 8.312% 07/01/46, 144A****	4,454,439	(1)(2)
	XL Group PLC:
$6,952,000	XL Capital Ltd., 6.50%, Series E	5,387,800	(1)(3)

		59,645,015

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2012 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Utilities — 21.5%
	Alabama Power:
7,450	Alabama Power Company, 6.45% Pfd.	$210,696	*(1)
	Baltimore Gas & Electric:
33,700	Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993	3,480,580	*(1)
	Commonwealth Edison:
$3,160,000	COMED Financing III, 6.35% 03/15/33	3,191,600	(1)(2)
	Constellation Energy:
20,170	Constellation Energy Group, 8.625% Pfd. 06/15/63, Series A	540,758	(1)
	Dominion Resources:
$2,500,000	Dominion Resources Capital Trust I, 7.83% 12/01/27	2,550,768	(1)(2)
$3,500,000	Dominion Resources, Inc., 7.50% 06/30/66	3,713,245	(1)(2)
	Entergy Arkansas:
83,000	Entergy Arkansas, Inc., 6.45% Pfd.	2,082,785	*(1)
	Entergy Louisiana:
59,850	Entergy Louisiana, Inc., 6.95% Pfd.	5,990,614	*(1)
	Georgia Power:
71,741	Georgia Power Company, 6.50% Pfd., Series 2007A	7,938,594	*(1)
	Indianapolis Power & Light:
26,400	Indianapolis Power & Light Company, 5.65% Pfd.	2,651,550	*(1)
	Interstate Power & Light:
94,721	Interstate Power & Light Company, 8.375% Pfd., Series B	2,739,568	*(1)
	Nextera Energy:
$4,197,000	FPL Group Capital, Inc., 6.65% 06/15/67	4,306,483	(1)(2)
$1,975,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	2,105,664	(1)(2)
	PECO Energy:
$3,600,000	PECO Energy Capital Trust IV, 5.75% 06/15/33	3,504,924	(1)
	PPL Corp:
$3,700,000	PPL Capital Funding, 6.70% 03/30/67, Series A	3,675,976	(1)
	Puget Energy:
$5,175,000	Puget Sound Energy, Inc., 6.974% 06/01/67	5,224,840	(1)(2)
	Southern California Edison:
46,460	Southern California Edison, 6.50% Pfd., Series D	4,907,338	*(1)

		58,815,983

	Energy — 5.0%
	Enbridge Energy Partners:
$7,050,000	Enbridge Energy Partners LP, 8.05% 10/01/37	7,644,294	(1)(2)
	Enterprise Products Partners:
$5,550,000	Enterprise Products Partners, 8.375% 08/01/66, Series A	5,999,267	(1)(2)

		13,643,561

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2012 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Real Estate Investment Trust (REIT) — 0.1%
	PS Business Parks:
10,000	PS Business Parks, Inc., 6.875% Pfd., Series R	$268,900

		268,900

	Miscellaneous Industries — 2.0%
	Ocean Spray Cranberries:
37,400	Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A****	3,369,508	*
	Textron, Inc.:
$2,850,000	Textron Financial Corporation, 6.00% 02/15/67, 144A****	2,251,500

		5,621,008

	Total Preferred Securities (Cost $236,406,376)	236,633,027

Corporate Debt Securities — 11.2%
	Banking — 3.3%
	First Niagara Financial Group:
$300,000	First Niagara Financial Group, Inc., 7.25% 12/15/21	333,699
	Goldman Sachs Group:
$6,110,000	Goldman Sachs Group, 6.75% 10/01/37, Sub Notes	6,027,546	(1)(2)
	Regions Financial:
$2,801,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	2,730,975

		9,092,220

	Financial Services — 0.4%
	Lehman Brothers:
$4,726,012	Lehman Brothers, Guaranteed Note, Variable Rate, 5.843% 12/16/16, 144A****	959,853	(4)(5)††
	Raymond James Financial:
8,700	Raymond James Financial, 6.90% 03/15/42	227,288

		1,187,141

	Insurance — 4.2%
	Liberty Mutual Group:
$3,400,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	3,385,662	(1)
	Unum Group:
$7,000,000	UnumProvident Corporation, 7.25% 03/15/28	7,967,057	(1)(2)

		11,352,719

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2012 (Unaudited)

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
	Utilities — 1.2%
	Energy Transfer Equity:
$1,000,000	Southern Union Company, 7.60% 02/01/24	$1,212,125	(1)(2)
$1,600,000	Southern Union Company, 8.25% 11/15/29	1,967,717	(1)(2)

		3,179,842

	Energy — 1.1%
	Nexen, Inc.:
120,475	Nexen, Inc., 7.35% 11/01/43	3,045,765	(3)

		3,045,765

	Miscellaneous Industries — 1.0%
	Pulte Group Inc.:
25,844	Pulte Homes, Inc., 7.375% 06/01/46	641,254
$2,160,000	Pulte Homes, Inc., 7.875% 06/15/32	2,089,800	(1)(2)

		2,731,054

	Total Corporate Debt Securities (Cost $32,037,264)	30,588,741

Common Stock — 0.4%
	Banking — 0.1%
	CIT Group:
13,500	CIT Group, Inc.	461,565	*†

		461,565

	Utilities — 0.3%
	Exelon Corp:
11,750	Exelon Corporation	434,515	*
	PPL Corp:
11,653	PPL Corporation	318,943	*

		753,458

	Total Common Stock (Cost $3,318,243)	1,215,023

Money Market Fund — 0.1%
	BlackRock Liquidity Funds
267,577	T-Fund	267,577

	Total Money Market Fund (Cost $267,577)	267,577

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2012 (Unaudited)

			Value

Total Investments (Cost $272,029,460***)	98.1%		$268,704,368

Other Assets And Liabilities (Net)	1.9%		5,296,748

Total Managed Assets	100.0%	‡	$274,001,116

Loan Principal Balance			(91,600,000)

Total Net Assets Available To Common Stock			$182,401,116

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2012, these securities amounted to $51,989,660 or 19.0% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $174,428,707 at May 31, 2012.
(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $87,325,939 at May 31, 2012.
(3)	Foreign Issuer.
(4)	Illiquid
(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of May 31, 2012.
(6)	Represents the rate in effect as of the reporting date.
†	Non-income producing.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
CLO	—	Collateralized Loan Obligation
Pfd.	—	Preferred Securities
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2012 (Unaudited)

ASSETS:
Investments, at value (Cost $272,029,460)		$268,704,368
Receivable for investments sold		1,859,849
Dividends and interest receivable		4,051,372
Prepaid expenses		94,737

Total Assets		274,710,326

LIABILITIES:
Loan Payable	$91,600,000
Payable for investments purchased	348,494
Dividends payable to Common Stock Shareholders	67,360
Investment advisory fees payable	129,261
Administration, Transfer Agent and Custodian fees payable	51,876
Servicing agent fees payable	10,606
Professional fees payable	73,560
Directors’ fees payable	3,839
Accrued expenses and other payables	24,214

Total Liabilities		92,309,210

NET ASSETS AVAILABLE TO COMMON STOCK		$182,401,116

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Undistributed net investment income		$450,366
Accumulated net realized loss on investments sold		(46,733,208)
Unrealized depreciation of investments		(3,325,092)
Par value of Common Stock		98,536
Paid-in capital in excess of par value of Common Stock		231,910,514

Total Net Assets Available to Common Stock		$182,401,116

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (9,853,569 shares outstanding)		$18.51

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2012 (Unaudited)

INVESTMENT INCOME:
Dividends†		$4,186,277
Interest		5,965,699
Rehypothecation Income		21,591

Total Investment Income		10,173,567

EXPENSES:
Investment advisory fees	$750,206
Servicing agent fees	60,041
Administrator’s fees	116,762
Professional fees	63,135
Insurance expenses	53,485
Transfer Agent fees	32,538
Directors’ fees	37,698
Custodian fees	17,586
Compliance fees	19,803
Interest expenses	581,894
Other	67,746

Total Expenses		1,800,894

NET INVESTMENT INCOME		8,372,673

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments sold during the period		(2,132,221)
Change in unrealized appreciation/depreciation of investments		16,823,766

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		14,691,545

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$23,064,218

†	For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Six Months Ended May 31, 2012 (Unaudited)	Year Ended November 30, 2011
OPERATIONS:
Net investment income	$8,372,673	$16,553,166
Net realized gain/(loss) on investments sold during the period	(2,132,221)	9,773,993
Change in net unrealized appreciation/depreciation of investments	16,823,766	(13,894,743)

Net increase in net assets resulting from operations	23,064,218	12,432,416

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(1)	(8,780,872)	(16,473,273)

Total Distributions to Common Stock Shareholders	(8,780,872)	(16,473,273)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	389,803	500,665

Net increase in net assets available to Common Stock resulting from Fund share transactions	389,803	500,665

NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO

COMMON STOCK FOR THE PERIOD	$14,673,149	$(3,540,192)

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$167,727,967	$171,268,159
Net increase/(decrease) in net assets during the period	14,673,149	(3,540,192)

End of period (including undistributed net investment income of $450,366 and $858,565, respectively)	$182,401,116	$167,727,967

(1)	May include income earned, but not paid out, in prior fiscal year.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

STATEMENT OF CASH FLOWS

For the Six Months Ended May 31, 2012 (Unaudited)

INCREASE/(DECREASE) IN CASH

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$23,064,218
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY IN OPERATING ACTIVITIES:
Purchase of investment securities	(40,963,478)
Proceeds from disposition of investment securities	43,449,930
Sale of short-term investment securities, net	224,057
Cash received from litigation claim	57,401
Increase in receivable for investments sold	(742,622)
Decrease in dividends and interest receivable	141,061
Increase in prepaid expenses	(51,950)
Net amortization/(accretion) of premium/(discount)	(112,925)
Decrease in payable for investments purchased	(1,999,992)
Increase in payables to related parties	11,420
Decrease in accrued expenses and other liabilities	(7,219)
Change in net unrealized appreciation/depreciation on securities	(16,823,766)
Net realized loss from investments sold	2,132,221

Net cash provided in operating activities	8,378,356

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividends paid (net of reinvestment of dividends and change in dividends payable) to common stock shareholders from net investment income	(8,378,356)

Net cash used in financing activities	(8,378,356)

Net increase/(decrease) in cash	—

CASH:
Beginning of the period	—

End of the period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the period	$581,570
Reinvestments of dividends	389,803
Increase of dividends payable to common stock shareholders	12,713

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS

For a Common Stock share outstanding throughout each period.

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Six Months Ended May 31, 2012 (Unaudited)		Year Ended November 30,
			2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$17.06		$17.47	$14.38	$9.00	$19.71	$23.29

INVESTMENT OPERATIONS:
Net investment income	0.85		1.69	1.60	1.43	1.91	2.24
Net realized and unrealized gain/(loss) on investments	1.49		(0.42)	2.97	5.33	(10.62)	(3.59)

DISTRIBUTIONS TO AMPS* SHAREHOLDERS:
From net investment income	—		—	—	(0.06)	(0.44)	(0.70)

Total from investment operations	2.34		1.27	4.57	6.70	(9.15)	(2.05)

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income.	(0.89)		(1.68)	(1.48)	(1.32)	(1.53)	(1.53)
From return of capital	—		—	—	—	(0.03)	—

Total distributions to Common Stock Shareholders	(0.89)		(1.68)	(1.48)	(1.32)	(1.56)	(1.53)

Net asset value, end of period	$18.51		$17.06	$17.47	$14.38	$9.00	$19.71

Market value, end of period	$19.03		$18.10	$17.84	$13.10	$7.28	$17.00
Total investment return based on net asset value**	13.90	%****	7.26%	33.05%	83.69%	(48.17%)	(8.71%)
Total investment return based on market value**	10.36	%****	11.44%	49.14%	106.87%	(51.39%)	(16.95%)

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of period (in 000’s)	$182,401		$167,728	$171,268	$140,589	$88,002	$192,737
Operating expenses including interest expense(1)	2.02	%***	1.98%	2.08%	2.92%	2.67%	—
Operating expenses excluding interest expense	1.37	%***	1.36%	1.36%	1.70%	1.91%	1.51%
Net investment income†	9.39	%***	9.45%	9.85%	13.34%	—	—
Net investment income, including payments to AMPS Shareholders†	—		—	—	12.76%	9.37%	6.94%

SUPPLEMENTAL DATA:††
Portfolio turnover rate	15	%****	23%	33%	37%	46%	57%
Total managed assets, end of period (in 000’s)	$274,001		$259,328	$252,568	$209,489	$157,002	$321,237
Ratio of operating expenses including interest expense(1)(2) to total managed assets	1.33	%***	1.31%	1.39%	1.83%	1.54%	—
Ratio of operating expenses excluding interest expense(2) to total managed assets	0.90	%***	0.90%	0.91%	1.07%	1.10%	0.95%

*	Auction Market Preferred Stock.
**	Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.
***	Annualized.
****	Not Annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes AMPS and loan principal balance.
(1)	See Note 8.
(2)	Does not include distributions to AMPS Shareholders.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 30, 2011	$0.1945	$17.34	$18.70	$17.77
January 31, 2012	0.1395	18.03	19.20	18.24
February 29, 2012	0.1395	18.45	19.43	18.46
March 30, 2012.	0.1395	18.47	19.01	18.47
April 30, 2012	0.1395	18.60	19.00	18.60
May 31, 2012	0.1395	18.51	19.03	18.51

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Senior Securities

Date	Total AMPS* Shares Outstanding (1)	Asset Coverage Per AMPS Share (2)	Involuntary Liquidation Preference Per AMPS Share (3)	Total Debt Outstanding End of Period (000s) (4)	Asset Coverage Per $1,000 of Debt (5)

05/31/12**	—	N/A	N/A	$91,600	$2,991

11/30/11	—	N/A	N/A	91,600	2,831

11/30/10	—	N/A	N/A	81,300	3,107

11/30/09	—	N/A	N/A	68,900	3,040

11/30/08	1,580	$80,704	$25,000	N/A	N/A

11/30/07	5,140	62,506	25,000	N/A	N/A

(1)	See note 7.
(2)	Calculated by subtracting the Fund’s total liabilities (excluding the AMPS) from the Fund’s total assets and dividing that amount by the number of AMPS shares outstanding.
(3)	Excludes accumulated undeclared dividends.
(4)	See note 8.
(5)	Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.
*	Auction Market Preferred Stock.
**	Unaudited.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Flaherty & Crumrine/Claymore Total Return Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on July 18, 2003, and commenced operations on August 29, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide its common shareholders with high current income. The Fund’s secondary investment objective is capital appreciation.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“US GAAP”) and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator no less frequently than on the last business day of each week and month in accordance with the policies and procedures approved by the Board of Directors of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurement: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund’s investments as of May 31, 2012 is as follows:

	Total Value at May 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$93,448,237	$63,926,726	$29,498,011	$23,500
Financial Services	5,190,323	1,535,673	1,559,270	2,095,380
Insurance	59,645,015	37,331,871	22,313,144	—
Utilities	58,815,983	17,081,694	41,734,289	—
Energy	13,643,561	13,643,561	—	—
Real Estate Investment Trust (REIT)	268,900	268,900	—	—
Miscellaneous Industries	5,621,008	—	5,621,008	—
Corporate Debt Securities	30,588,741	9,941,853	19,687,035	959,853
Common Stock
Banking	461,565	461,565	—	—
Utilities	753,458	753,458	—	—
Money Market Fund	267,577	267,577	—	—

Total Investments	$268,704,368	$145,212,878	$120,412,757	$3,078,733

The Fund did not have any significant transfers between Level 1 and Level 2 during the period.

The Fund’s investments in Level 2 and Level 3 are based primarily on market information, where available. This includes, but is not limited to, prices provided by third-party providers, observable trading activity (including the recency, depth, and consistency of such information with quoted levels), and the depth and consistency of broker-quoted prices. In the event market information is not directly available, comparable information may be observed for securities that are similar in many respects to those being

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

valued. The Fund may employ an income approach for certain securities that also takes into account credit risk, interest rate risk, and potential recovery prospects.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Preferred Securities
	Total Investments	Banking	Financial Services	Corporate Debt Securities
Balance as of 11/30/11	$3,354,693	$303,500	$2,151,360	$899,833
Accrued discounts/premiums	—	—	—	—
Realized gain/(loss)	—	—	—	—
Change in unrealized appreciation/ (depreciation)	(275,960)	(280,000)	(55,980)	60,020
Purchases	—	—	—	—
Sales	—	—	—	—
Transfers in	—	—	—	—
Transfers out	—	—	—	—
Balance as of 05/31/12	$3,078,733	$23,500	$2,095,380	$959,853

For the six months ended May 31, 2012, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $(275,960). Total unrealized gain/(loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Options: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Repurchase agreements: The Fund may engage in repurchase agreement transactions. The Fund’s investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2011, 2010, 2009 and 2008), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from US GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 were as follows:

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Distributions paid in fiscal year 2012		Distributions paid in fiscal year 2011
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains

Common	N/A	N/A	$16,473,273	$0

As of November 30, 2011, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)

$(44,415,121)	$1,283,571	$0	$(20,334,723)

The composition of the Fund’s $44,415,121 accumulated realized capital losses was $25,242,677 and $19,172,444 incurred in 2008 and 2009, respectively. These losses may be carried forward and offset against future capital gains through 2016 and 2017, respectively. During the year ended November 30, 2011, the Fund utilized $2,515,848, $943,555, $1,648,329, $3,780,448 and $890,927 of capital losses expiring in 2012, 2013, 2014, 2015 and 2016, respectively.

Under the Regulated Investment Company Modernization Act of 2010 (“Modernization Act”), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 indefinitely. However, any losses incurred during those future taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. The Fund’s first fiscal year end subject to the Modernization Act is November 30, 2012.

Excise tax: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund paid $25,576 of federal excise taxes attributable to calendar year 2011 in March 2012.

Additional Accounting Standards: In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

3.	Derivative Instruments

The Fund intends to use derivatives primarily to economically hedge against risks in the portfolio, namely interest rate risk and credit risk. Historically the Fund has used options on treasury futures contracts for the purpose of economically hedging against a significant increase in long-term interest rates. When the strategy has been employed, the Fund would purchase put options on treasury futures contracts that would increase in value if long-term interest rates increased significantly, offsetting some of the related decline in portfolio asset values. The Fund has also purchased and written call options on treasury futures contracts to supplement the put option strategy and also to reduce the overall cost of the interest rate hedge (by earning premiums from the net sale of call options).

The Fund has the authority to use other derivatives for hedging or to increase expected return, but has not employed any of these derivatives to-date and does not anticipate broad use of these derivatives in the near future (although this may change without advance notice). Other approved derivatives strategies include: buying and selling credit default swaps, interest rate swaps and options thereon (swaptions), and options on securities. Accounting policies for specific derivatives, including the location of these items in the financial statements, are included in Note 2 as appropriate. No assurance can be given that such use of derivatives will achieve their desired purposes or, in the case of hedging, will result in an overall reduction of risk to the Fund.

The Fund did not use any derivatives during the six months ended May 31, 2012 and the fiscal year ended November 30, 2011.

Options on Financial Futures Contracts: When the interest rate hedging strategy is employed, the Fund intends to use options on financial futures contracts in much the same way as described above. The risk associated with purchasing options, and therefore the maximum loss the Fund would incur, is limited to the purchase price originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

4.	Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% of the first $200 million of the Fund’s average weekly total managed assets, 0.50% of the next $300 million of the Fund’s average weekly total managed assets, and 0.45% of the Fund’s average weekly total managed assets above $500 million.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

For purposes of calculating the fees payable to the Adviser, Servicing Agent, Administrator and Custodian, the Fund’s average weekly total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction market preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any outstanding preferred shares issued by the Fund is not treated as a liability.

Guggenheim Funds Distributors, LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.025% of the first $200 million of the Fund’s average weekly total managed assets, 0.10% of the next $300 million of the Fund’s average weekly total managed assets and 0.15% of the Fund’s average weekly total managed assets above $500 million.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s Administrator. As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares attributable to Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average weekly total managed assets, 0.04% of the next $300 million of the Fund’s average weekly total managed assets, 0.03% of the next $500 million of the Fund’s average weekly total managed assets and 0.02% of the Fund’s average weekly total managed assets above $1 billion.

BNY Mellon also serves as the Fund’s Common Stock dividend-paying agent and registrar (the “Transfer Agent”). As compensation for BNY Mellon’s services as Transfer Agent, the Fund pays BNY Mellon a fee at an annual rate of 0.02% of the first $150 million of the Fund’s average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund’s average weekly net assets attributable to Common Stock, and 0.0025% of the Fund’s average weekly net assets attributable to Common Stock above $500 million, plus certain out-of-pocket expenses. For purposes of calculating such fee, the Fund’s average weekly net assets attributable to the Common Stock are deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities. For this calculation, the Fund’s liabilities are deemed to include the aggregate liquidation preference of any outstanding preferred shares and the loan principal balance.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average weekly total managed assets, 0.008% of the next $300 million of the Fund’s average weekly total managed assets, 0.006% of the next $500 million of the Fund’s average weekly total managed assets, and 0.005% of the Fund’s average weekly total managed assets above $1 billion.

The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board of Directors or Audit Committee, $500 for each in-person meeting of the Nominating Committee, and $250 for each telephone meeting. The Audit

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Committee Chairman receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund currently pays the Adviser a fee of $37,500 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

5.	Purchases and Sales of Securities

For the six months ended May 31, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $40,963,478 and $43,449,930, respectively.

At May 31, 2012, the aggregate cost of securities for federal income tax purposes was $272,372,716, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $22,422,791 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $26,091,139.

6.	Common Stock

At May 31, 2012, 240,000,000 shares of $0.01 par value Common Stock were authorized.

Common Stock transactions were as follows:

	Six Months Ended 05/31/12		Year Ended 11/30/11
	Shares	Amount	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	21,512	$389,803	27,939	$500,665

7.	Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

8.	Committed Financing Agreement

The Fund has entered into a committed financing agreement (“Financing Agreement”) that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. The Financing Agreement has been amended from time to time to allow for changes in the committed amount. As of May 31, 2012, the committed amount, and amount borrowed, under the Financing Agreement was $91.6 million.

Effective August 23, 2011, the lender charges an annualized rate of 0.65% on the undrawn (committed) balance, and three-month LIBOR (reset quarterly) plus 0.75% on the drawn (borrowed) balance. From January 1, 2011 to August 22, 2011, the lender charged an annualized rate of 0.80% on the undrawn balance and three-month LIBOR (reset quarterly) plus 0.95% on the drawn balance. Prior to January 1,

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

2011, the lender charged an annualized rate of 1.00% on the undrawn balance and three-month LIBOR (reset quarterly) plus 1.10% on the drawn balance. For the six months ended May 31, 2012, the daily weighted average annualized interest rate on the drawn balance was 1.25% and the average daily loan balance was $91,600,000. LIBOR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, at least two-thirds of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with six months’ advance notice.

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. The Fund receives a fee from the lender in connection with any Rehypothecated Securities. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. Rehypothecated Securities are identified in the Portfolio of Investments listing and fees earned from rehypothecation are included in the Statement of Operations.

9.	Portfolio Investments, Concentration and Investment Quality

The Fund invests primarily in a diversified portfolio of preferred and debt securities. This includes fully taxable preferred securities and traditional preferred stocks eligible for the inter-corporate dividends received deduction (“DRD”). Under normal market conditions, at least 50% of the value of the Fund’s total assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokers, and real estate investment trusts (REIT) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. The Fund’s portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Fund may invest up to 20% of its assets at the time of purchase in securities rated below investment grade by all of Moody’s, S&P and Fitch, provided that (a) such securities are rated at least “Ba3” by Moody’s, “BB-” by S&P, or “BB-” by Fitch or (b) such securities are issued by an issuer having an outstanding class of senior debt rated investment grade by any one of Moody’s, S&P, or Fitch at the time of purchase. Thus, the Fund may invest in securities rated below “Ba3” by Moody’s, “BB-” by S&P and “BB-” by Fitch if the issuer has investment grade senior debt outstanding. In addition, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

The Fund may invest up to 15% of its total assets in common stocks, which total includes those convertible securities that trade in close relationship to the underlying common stock of an issuer. Certain of its investments in hybrid, i.e., fully taxable, preferred securities will be considered debt securities to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. The Fund may also enter into transactions, in accordance with its investment policies, involving short sales of securities and purchases of securities on margin. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the shareholder elects to receive cash. Registered shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2012, $447 in brokerage commissions were incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

Additional Compensation Agreement

The Adviser has agreed to compensate Merrill Lynch from its own resources at an annualized rate of 0.15% of the Fund’s total managed assets for certain services, including after-market support services designed to maintain the visibility of the Fund.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 22, 2011. This filing as well as the Fund’s proxy voting policies and procedures are available (i) without charge, upon request, by calling the Fund’s transfer agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.fcclaymore.com.

Portfolio Schedule on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended February 29, 2012. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be viewed and obtained from the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Section may be obtained by calling 1-800-SEC-0330.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Portfolio Management Team

In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the “Information about Fund Directors and Officers” section of this report.

Meeting of Shareholders

On April 19, 2012, the Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) for the following purposes: (i) election of Directors of the Fund (“Proposal 1”) and (ii) to approve a change to the Fund’s fundamental investment policy regarding concentration of investments (“Proposal 2”). The proposals were approved by the shareholders and the results of the voting are as follows:

Proposal 1: Election of Directors.

Name	For	Withheld
Morgan Gust	5,578,927	168,732
Karen H. Hogan	5,571,526	176,133

Donald F. Crumrine, David Gale and Robert F. Wulf continue to serve in their capacities as Directors of the Fund.

Proposal 2: Approve a change to the Fund’s fundamental investment policy regarding concentration of investments.

		For	Against	Abstain
Proposal 2-A:	Revise the fundamental investment policy relating to concentration of investments in the banking industry	4,499,540	229,783	102,763

		For	Against	Abstain
Proposal 2-B:	Revise the fundamental investment policy relating to concentration of investments in the utilities industry	4,480,374	249,673	102,039

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director**	Other Public Companies Board Memberships During Past Five Years

NON-INTERESTED DIRECTORS:

David Gale Delta Dividend Group, Inc. 220 Montgomery Street Suite 426 San Francisco, CA 94104 Age: 63	Director	Class I Director since August 2003	President of Delta Dividend Group, Inc. (investments)	4	Metromedia International Group, Inc. and Emmis Communications

Morgan Gust 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 65	Director and Nominating and Governance Committee Chairman	Class II Director since August 2003	Owner and operator of various entities engaged in agriculture and real estate; Former President of Giant Industries, Inc. (petroleum refining and marketing) from March 2002 through June 2007	4	CoBiz Financial, Inc. (financial services)

Karen H. Hogan 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 51	Director	Class II Director since July 2005	Financial Consultant; Active Board Member, Committee Member and Volunteer to several non- profit organizations. Board Member, IKAR, a non- profit organization.	4	None

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2014 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

Class II Directors – three year term expires at the Fund’s 2015 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class III Directors – three year term expires at the Fund’s 2013 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, and Flaherty & Crumrine/Claymore Preferred Securities Income Fund.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years

NON-INTERESTED DIRECTORS:

Robert F. Wulf 47-154 El Menara Circle Palm Desert, CA 92260 Age: 75	Director and Audit Committee Chairman	Class III Director since August 2003	Financial Consultant; Trustee, University of Oregon Foundation; Trustee, San Francisco Theological Seminary	4	None

INTERESTED DIRECTOR:

Donald F. Crumrine† 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 64	Director, Chairman of the Board and Chief Executive Officer	Class III Director since August 2003	Chairman of the Board and Director of Flaherty & Crumrine Incorporated	4	None

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2014 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

Class II Directors – three year term expires at the Fund’s 2015 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class III Directors – three year term expires at the Fund’s 2013 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund; Flaherty & Crumrine Preferred Income Opportunity Fund, and Flaherty & Crumrine/Claymore Preferred Securities Income Fund.
†	“Interested person” of the Fund as defined in the 1940 Act. Mr. Crumrine is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS:

Robert M. Ettinger 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 53	President	Since August 2003	President and Director of Flaherty & Crumrine Incorporated

R. Eric Chadwick 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 37	Chief Financial Officer, Vice President and Treasurer	Since July 2004	Vice President and Director of Flaherty & Crumrine Incorporated

Chad C. Conwell 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 39	Chief Compliance Officer, Vice President and Secretary	Since July 2005	Chief Compliance Officer & Vice President of Flaherty & Crumrine Incorporated; Director of Flaherty & Crumrine Incorporated since January 2011

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 52	Vice President and Assistant Treasurer	Since August 2003	Vice President and Director of Flaherty & Crumrine Incorporated

Laurie C. Lodolo 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 48	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	Since July 2004	Assistant Compliance Officer and Secretary of Flaherty & Crumrine Incorporated

Linda M. Puchalski 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 55	Assistant Treasurer	Since August 2010	Administrator of Flaherty & Crumrine Incorporated

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

BOARD CONSIDERATION AND APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

On January 24, 2012, the Board of Directors of the Fund approved the continuation of the existing investment advisory agreement with the Adviser (the “Investment Advisory Agreement”). The following paragraphs summarize the material information and factors considered by the Board, including the Non-Interested Directors, as well as their conclusions relative to such factors.

In considering whether to approve the Fund’s Investment Advisory Agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by the Adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies thought to be generally comparable to the Fund. The Board members discussed with management this and other information relating to the Investment Advisory Agreement during a Special Meeting held on January 17, 2012 for that specific purpose. In reaching their determinations relating to continuance of the Investment Advisory Agreement, the Board members considered these discussions and all other factors they believed relevant, including the factors discussed below and their multi-year experience as directors of the Fund. In their deliberations, Board members did not identify any particular information that was all-important or controlling, and Board members may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them for the Fund, and their determinations were made separately in respect of each other fund advised by the Adviser. In particular, the Board members focused on the following with respect to the Fund.

Nature, Extent and Quality of Services

The Board members reviewed in detail the nature and extent of services provided by the Adviser and the quality of those services over the past year and since inception. The Board members noted that these services included managing the Fund’s investment program, as well as the continued provision of significant administrative services beyond what the Investment Advisory Agreement required. The Board members noted that the Adviser also provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. Board members also considered the Adviser’s sound financial condition and the Adviser’s commitment to its business, in part evidenced by the Adviser maintaining its staff despite materially lower revenues during 2008 and 2009. The Board members evaluated the Adviser’s services based on their direct experience serving as Directors for many years, focusing on (i) the Adviser’s knowledge of the preferred securities market generally and the sophisticated hedging strategies the Fund had employed until late 2008, the reasons why that strategy would have been ineffective during and after the recent market dislocation, why the Adviser has suspended its customary hedging strategy, and its focus on, and internal resources dedicated to, identifying opportunities to add additional value through hedging and other sophisticated financial transactions, and (ii) the Adviser’s culture of compliance. The Board members reviewed the personnel responsible for providing services to the Fund and observed that, based on their experience and interaction with the Adviser: (1) the Adviser’s personnel exhibited a high level of personal

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

integrity, diligence and attention to detail in carrying out their responsibilities under the Investment Advisory Agreement; (2) the Adviser was responsive to requests of the Board, and its personnel were available between Board meetings to answer questions from Board members; and (3) the Adviser had kept the Board apprised of developments relating to the Fund. The Board members also considered continued efforts undertaken by the Adviser to maintain an effective compliance program. The Board members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the Fund’s investment goals and strategies, the corporate and regulatory environment in which the Fund operates, the level of services provided by the Adviser, and that the quality of the Adviser’s service continues to be high.

Investment Performance

As occurred last year, Board members took note of the extraordinary market conditions since 2008, the more recent recovery in markets for the Fund’s securities and the Fund’s recent strong performance, which evidenced the Adviser’s continued adherence to its investment discipline. The Board members considered the Fund’s relative performance since inception, including its performance in recent fiscal periods, including its disappointing absolute performance over certain periods that preceded the recent periods of strong performance. The Board members reviewed the Fund’s performance compared to relevant indices and funds thought to be generally comparable to the Fund and examined differences between the Fund and certain funds in the comparison group. The Board members also reviewed relative fees and expenses of the Fund and the funds in the comparison group, including comparative advisory fee, administration fee and total expense ratios, and noted that the Fund had below average advisory fees and below average advisory/administration/shareholder service fees.

Profitability

The Board members considered the Adviser’s methodology for determining its profitability with respect to the Fund, and the Adviser’s profit margin on an after-tax basis attributable to managing the Fund based on two expense allocation methods. The Board members noted, in recent years, that declining assets under management, when compared to historic highs, had led to declining Adviser profitability, but noted with approval the Adviser’s continued commitment to maintaining existing personnel and service levels. The Board members also considered the increased profitability for 2011 attributable in large part to the recovery of preferred stock prices and the related increase in fees. The Board members also considered that the Adviser provided, at a lower cost, services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Board members accepted the Adviser’s statement that it did not realize material indirect benefits from its relationship with the Fund and did not obtain soft dollar credits from securities trading.

Economies of Scale

The Board members noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and, based on adverse market conditions and related deleveraging, the Fund’s size had declined significantly from historic highs — although recently aggregate assets had increased as a result of market appreciation. In light of these circumstances, specifically the lack of material asset growth

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

over time, the Adviser would not benefit from economies of scale, especially where personnel and other Adviser costs of providing services did not decline commensurately. The Board members considered whether economies of scale could be realized because the Adviser advises other similar funds. Based on their experience, the Board members accepted the Adviser’s explanation that significant economies of scale would not be realized because of the complexity of managing preferred securities for separate funds and other portfolios. Nonetheless, the Board members noted that the Fund’s advisory fee schedule declines as assets increase beyond a certain level (commonly known as a “breakpoint”), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of economies of scale arising from increased assets. Accordingly, the Board members determined that the existing advisory fee levels reflect possible economies of scale, and possibly at levels more favorable to the Fund than might have been negotiated had the substantial volatility of the Fund’s asset levels been anticipated at the time the breakpoints had been agreed upon.

In light of their discussions and considerations as described above, the Board members made the following determinations:

•	the nature and extent of the services provided by the Adviser are reasonable and appropriate, and the quality of the services is high;

•

the Fund’s overall performance over time has been satisfactory, and its absolute performance for recent periods was reflective of market conditions, given the Fund’s investment policies and strategies and the Adviser’s adherence to them, which is responsible for the recent strong performance as markets stabilized;

•

the fee paid to the Adviser was reasonable in light of (i) comparative performance and expense and advisory fee information, considered over relevant time periods, (ii) the cost of the services provided and profits to be realized, and (iii) the benefits derived or to be derived by the Adviser from the relationship with the Fund; and

•

there were not at this time significant economies of scale to be realized by the Adviser in managing the Fund’s assets, and the fee was structured to provide for a sharing of the benefits of economies of scale.

Based on these conclusions, the Board members determined that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

Donald F. Crumrine, CFA

Chief Executive Officer

Robert M. Ettinger, CFA

President

R. Eric Chadwick, CFA

Chief Financial Officer,

Vice President and Treasurer

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Vice President and

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Guggenheim Funds Distributors, LLC 1-866-233-4001

Questions concerning your shares of Flaherty & Crumrine/Claymore Total Return Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon Shareowner Services

P.O. Box 358035

Pittsburgh, PA 15252-8035

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine/Claymore Total Return Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Semi-Annual Report

May 31, 2012

www.fcclaymore.com

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                    Flaherty & Crumrine/Claymore Total Return Fund Incorporated

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
(principal executive officer)

Date    7/24/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
(principal executive officer)

Date    7/24/2012

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Financial Officer, Treasurer and Vice President
(principal financial officer)

Date    7/24/2012

*	Print the name and title of each signing officer under his or her signature.